UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 21, 2005
(June 30, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

1-6986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

2-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item  7.01    Regulation FD Disclosure.

PNM Resources, Inc. and Subsidiaries ("PNMR" or the "Company") is furnishing in this Current Report on Form 8-K select Comparative Operating Statistics for the months of June 2005 and 2004 and the six months ended June 30, 2005 and June 30, 2004 to provide investors with key monthly business indicators.  Readers of this Current Report on Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.  In order to provide an understanding of the operating statistics presented below, this Current Report on Form 8-K includes discussions about plant operations, some of which have been previously reported in the Company's Form 10-Q for the period ended March 31, 2005 and the Company's Forms 8-K filed on June 6, 2005 and June 24, 2005.

On June 6, 2005, the Company completed its previously announced acquisition of TNP Enterprises, Inc. and subsidiaries ("TNP").  Prior to the consummation of the acquisition, TNP was a privately-owned holding company based in Forth Worth, Texas.  TNP's principal subsidiaries are Texas-New Mexico Power Company ("TNMP"), a regulated utility operating in Texas and New Mexico, and First Choice Power ("First Choice"), a certified retail electric provider operating in Texas.  Operating statistics of TNP, including its subsidiaries TNMP and First Choice, are included in the information presented below.

As previously reported, during the second quarter of 2005, the Company experienced a significant decline in solid fuel generating capacity as a result of several plant outages that were not anticipated in the Company's current earnings forecast. The Company expects the decline in low-cost generation availability to have a significant impact upon second quarter 2005 results.  The Company is currently in the process of updating earnings guidance for the full year to reflect the decline in solid fuel generating capacity in the second quarter of 2005 and the close of the TNP transaction. The Company anticipates announcing updated earnings guidance on July 26, 2005, the scheduled date of the second quarter earnings release.

	Month Ended
	June 30,
	2005			2004
	Post- Acquisition(1)	Pre- Acquisition(1)	Total	Total
	Jun 6-Jun 30	Jun 1- Jun 6	Jun 1 - Jun 30
Electric Service:	(In thousands)

Energy Sales - MWh
Regulated Sales:
PNM Electric	-	-	679	663
TNMP Electric	618	120	738	667

Total Regulated Sales	618	120	1,417	1,330

Unregulated Sales:
Long Term Sales	-	-	200	255
Forward Sales	-	-	256	362
Short Term Sales	-	-	400	509
First Choice Power	372	75	447	566

Total Unregulated Sales	372	75	1,303	1,692

Total Energy Sales	990	195	2,720	3,022

	Six Months Ended
	June 30,
	2005			2004
	Post- Acquisition(1)	Pre- Acquisition(1)	Total	Total
	Jun 6 - Jun 30	Jan 1 - Jun 6	Jan 1 - Jun 30
Electric Service:	(In thousands)

Energy Sales - MWh
Regulated Sales:
PNM Electric	-	-	3,648	3,608
TNMP Electric	618	2,876	3,494	3,308

Total Regulated Sales	618	2,876	7,142	6,916

Unregulated Sales:
Long Term Sales	-	-	1,289	1,433
Forward Sales	-	-	1,526	1,554
Short Term Sales	-	-	2,548	3,243
First Choice Power	372	1,565	1,937	2,779

Total Unregulated Sales	372	1,565	7,300	9,009

Total Energy Sales	990	4,441	14,442	15,925

(1) The acquisition was effective as of 8:00 AM Central Daylight Time on June 6, 2005.  As a result of the 8:00 AM Central Daylight Time closing, sales data is presented for pre-acquisition activity, from June 1 through June 6, 2005, and post-acquisition from June 6 through June 30, 2005.

The following table summarizes plant outages that took place in the second quarter that were not anticipated in the Company's 2005 earnings forecast provided on April 27, 2005.(1)  The plants that experienced outages include San Juan Generating Station ("SJGS"), Palo Verde Nuclear Generating Station ("PVNGS") and Four Corners Power Plant ("FCPP").

Summary of Plant Outages During Second Quarter (2)
Power Plant	Unit Capacity (PNM's share)	Beginning Date	Ending Date	Note
SJGS Unit 3(3)	248MW	April 18	April 25	Repair of a circulating water pipe leak
SJGS Unit 3	248MW	May 20	May 29	Transformer malfunction
PVNGS Unit 2	129MW	April 1	May 20	Refueling outage was extended for 2 weeks beyond the original forecast
PVNGS Unit 3	129MW	May 23	June 24 (4)	Replacement of electric heaters in the pressurizer
FCPP Unit 5	96MW	April 18	May 11	Phase adjustment outage was extended for 5 days beyond the original forecast

(1) Due to the fact that the maintenance for SJGS Unit 4 was accelerated from the fourth quarter to the first quarter there will be no impact on the 2005 earnings forecast.  The only impact will be on quarterly earnings because of the timing difference.  As a result, it is not included in this summary.

(2) All plant outages in this table were previously discussed in the June 24, 2005 Form 8-K.

(3) This outage was reported in April Comparative Operating Statistics report for the months of April 2005 and 2004, filed on Form 8-K with the SEC on June 6, 2005.

         (4) This was at partial capacity, with full capacity at June 27, previously expected for June 25.

In addition, PVNGS Unit 3 experienced an unplanned outage between July 5 and July 13 due to a replacement of an oil seal on a reactor coolant pump, which will have an impact on the Company's 2005 earnings forecast.

Heating Degree Day (HDD) values and Cooling Degree Day (CDD) values represent the accumulation in degrees that the daily mean temperature was below or above, respectively, 65 degrees Fahrenheit during a period of time, typically corresponding to a calendar month.

Statistics on HDD and CDD are taken from the service territories of the service provider.  PNM's statistics are based on weather in Albuquerque, New Mexico.  TNMP's statistics are based on data from Waco, Houston, Wink, Dallas and Fort Worth in Texas and Alamogordo and Deming in New Mexico.  Statistics for First Choice come from Waco, Houston, Wink, Dallas and Fort Worth, Texas.

Weather:
PNM Cycle-weighted for Albuquerque, New Mexico:
	Month Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004

HDD	46	21	2,778	2,849

CDD	203	192	259	242

TNMP Cycle-weighted for Waco, Houston, Wink, Dallas and Fort Worth, Texas and Alamogordo and Deming, New Mexico:

HDD	6	4	1,225	1,138

CDD	436	405	788	785

First Choice Cycle-weighted for Waco, Houston, Wink, Dallas and Fort Worth, Texas:

HDD	6	4	1,053	1,144

CDD	446	412	822	816

 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this form 8-K and other documents the Company files with the SEC that relate to future events or the Company's expectations, projections, estimates, intentions, goals, targets and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect the Company's future financial condition, cash flow and operating results. These factors include the availability of cash from TNP Enterprises, Inc. and its subsidiaries, the risks that the businesses will not be integrated successfully, the risk that the benefits of the acquisition will not be fully realized or will take longer to realize than expected, disruption from the acquisition making it more difficult to maintain relationships with customers, employees, suppliers or other third parties, conditions in the financial markets relevant to the acquisition, the outcome of any appeals of the Public Utility Commission of Texas order in the stranded cost true-up proceeding or the acquisition proceeding, the ability of First Choice Power to attract and retain customers, changes in Electric Reliability Council of Texas protocols, changes in the cost of power acquired by First Choice Power, collections experience, insurance coverage available for claims made in litigation, interest rates, weather, water supply, fuel costs, availability of fuel supplies, risk management and commodity risk transactions, seasonality and other changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, the ability of the Company to secure long-term power sales, the risks associated with completion of the construction of Luna Energy Facility, including construction delays and unanticipated cost overruns, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings, changes in applicable accounting principles and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company's forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the Company's current and future Current Reports on Form 8-K, filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: July 21, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)